UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2023

IAA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38580	83-1030538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

IAA, Inc.

Two Westbrook Corporate Center, Suite 500

Westchester, Illinois 60154

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (708) 492-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IAA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to the Agreement and Plan of Merger and Reorganization

As previously disclosed, on November 7, 2022, IAA, Inc., a Delaware corporation (“IAA” or the “Company”), entered into an Agreement and Plan of Merger and Reorganization (as amended or otherwise modified prior to the date hereof, the “Original Merger Agreement”) with Ritchie Bros. Auctioneers Incorporated, a company organized under the federal laws of Canada (“RBA”), Ritchie Bros. Holdings Inc., a Washington corporation and a direct and indirect wholly owned subsidiary of RBA (“US Holdings”), Impala Merger Sub I, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of US Holdings (“Merger Sub 1”), and Impala Merger Sub II, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of US Holdings (“Merger Sub 2”), providing for RBA’s acquisition of IAA. Upon the terms and subject to the conditions set forth in the Merger Agreement, (i) Merger Sub 1 will be merged with and into IAA (the “First Merger”), with IAA surviving as an indirect wholly owned subsidiary of RBA and a direct wholly owned subsidiary of US Holdings (the “Surviving Corporation”), and (ii) immediately following the consummation of the First Merger, the Surviving Corporation will be merged with and into Merger Sub 2 (together with the First Merger, the “Mergers”), with Merger Sub 2 surviving as a direct wholly owned subsidiary of US Holdings.

On January 22, 2023, RBA, IAA and the other parties to the Merger Agreement entered into the Amendment to the Agreement and Plan of Merger and Reorganization (the “Amendment” and the Original Merger Agreement, as amended by the Amendment, the “Merger Agreement”). Pursuant to the Amendment, each share of IAA common stock, par value $0.01 per share (“IAA Common Stock”), issued and outstanding immediately prior to the effective time of the First Merger (the “Effective Time”) (excluding any shares of IAA Common Stock held by IAA as treasury stock, owned by RBA, US Holdings, Merger Sub 1 and Merger Sub 2 immediately prior to the Effective Time, or owned by stockholders of IAA who have validly demanded and not withdrawn appraisal rights in accordance with Section 262 of the Delaware General Corporation Law) will be converted automatically into the right to receive: (i) 0.5252 of a common share, without par value, of RBA (“RBA Common Shares”) and (ii) $12.80 in cash, without interest (together, the “Merger Consideration”), instead of (A) 0.5804 of an RBA Common Share and (B) $10.00 in cash, without interest, as provided in the Original Merger Agreement. In addition, the Amendment provides that, in the event that either RBA or IAA elects to terminate the Merger Agreement as a result of RBA’s failure to obtain approval by its shareholders of the issuance of RBA Common Shares in connection with the Mergers, RBA would be required to reimburse IAA for out-of-pocket expenses incurred by IAA in connection with the Merger Agreement and the Mergers up to a maximum amount of $5.0 million. The Amendment also permits RBA to pay a one-time, special cash dividend to the shareholders of RBA not to exceed $1.08 per share, with a record date prior to the Effective Time to be determined by RBA’s Board of Directors and payment conditioned upon the closing of the First Merger.

All other material terms of the Merger Agreement remain substantially the same.

Cooperation Agreement

On January 22, 2023, IAA entered into a Cooperation Agreement (the “Cooperation Agreement”) with Ancora Alternatives LLC and certain of its affiliates (collectively the “Ancora Investors”) regarding RBA’s acquisition of IAA, the membership and composition of the Company’s board of directors (the “Board”) in certain circumstances and related matters.

Pursuant to the Cooperation Agreement, subject to the completion of director information and interviews, the Company has agreed to take all actions necessary pursuant to the terms of the Merger Agreement to designate Timothy O’Day (the “First Ancora Director Candidate”) as a Company Designee (as defined in the Merger Agreement) for all purposes under the Merger Agreement such that the First Ancora Director Candidate will be appointed to the board of directors of RBA immediately following the effective time of the First Merger.

Ancora, which holds approximately 4% of the outstanding IAA Common Stock, irrevocably committed to appear at the special meeting of IAA stockholders to consider the RBA acquisition and to vote in favor of the transactions contemplated by the Merger Agreement and, subject to certain limited exceptions, in favor of all proposals submitted to the IAA stockholders at such meeting.

In the event that either the Company Stockholder Approval or the Parent Shareholder Approval (each as defined in the Merger Agreement) is not obtained or IAA files definitive proxy materials for its 2023 annual meeting of stockholders (the “2023 Annual Meeting”) (the first to occur of such events, a “Transaction Vote Down”), (i) within five business days of the Transaction Vote Down, one of the Company’s current directors (other than the Company’s CEO) will tender his or her resignation from the Board and the Company will, after completion of director information and interviews, appoint the First Ancora Director Candidate as an observer to the Board, (ii) the Company will appoint a second director candidate identified by the Ancora Investors and selected pursuant to the procedures described in the Agreement as an observer to the Board (the “Second Ancora Director Candidate”), and (iii) the Company will appoint a third director candidate to be mutually agreed between the Company and the Ancora Investors pursuant to the procedures described in the Agreement as an observer to the Board (the “Mutual Director Candidate” and, together with the First Ancora Director Candidate and the Second Ancora Director Candidate, the “New Director Candidates”). IAA also agreed not to, prior the 2024 annual meeting of stockholders of IAA, increase the size of the Board to more than 11 directors without the prior written agreement of the Ancora Investors.

In the event of a Transaction Vote Down, the Board will include the New Director Candidates in its proxy statement for the 2023 Annual Meeting, which will provide that the Company will increase the size of the Board to eleven directors and appoint the New Director Candidates to the Board immediately following the 2023 Annual Meeting. Upon their respective appointments to the Board, the Board will appoint the First Ancora Director Candidate and the Second Ancora Director Candidate to the Operations Committee of the Board.

During the Standstill Period, the Ancora Investors will have certain replacement rights with respect to the New Director Candidates so long as the Ancora Investors continue to beneficially own at least 2.0% of IAA’s then outstanding common stock. Any replacement candidate in respect of the First Ancora Director Candidate is subject to the prior written consent of RBA.

During the Standstill Period (as defined below), the Cooperation Agreement provides that the Ancora Investors will be subject to (i) certain additional voting commitments in respect of matters subject to the vote of IAA stockholders during the Standstill Period, including a commitment to vote in accordance with the recommendation of the Board with respect to director elections and, subject to certain limited exceptions, all other proposals put forth to the IAA stockholders and (ii) customary standstill obligations . The Cooperation Agreement also includes customary mutual non-disparagement provisions during the Standstill Period. IAA has agreed to customary expense reimbursement provisions in favor of the Ancora Investors.

Under the Cooperation Agreement, the “Standstill Period” begins on the date of the agreement and ends on the later of (x) the Closing (as defined in the Merger Agreement) and (y) the conclusion of the 2023 Annual Meeting. The Cooperation Agreement will terminate upon the expiration of the last day of the Standstill Period, unless earlier terminated by mutual written agreement of the Company and the Ancora Investors.

Additional Information

The foregoing description of the Merger Agreement, the Mergers and the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, the full text of the Original Merger Agreement, a copy of which is attached as Exhibit 2.1 to IAA’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 7, 2022, and the full text of the Cooperation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and each of which is incorporated herein by reference. Copies of the Amendment and the Cooperation Agreement have been included to provide investors with information regarding their terms and are not intended to provide any factual information about RBA or IAA.

Each of the Merger Agreement and the Cooperation Agreement contain representations, warranties, covenants and agreements, which were made only for purposes of each agreement and as of specified dates. The representations and warranties in each of the Merger Agreement and the Cooperation Agreement reflect negotiations between the parties to the Merger Agreement and the Cooperation Agreement, as applicable, and are not intended as statements of fact to be relied upon by IAA’s stockholders. In particular, the representations, warranties, covenants and agreements in each of the Merger Agreement and Cooperation Agreement may be subject to limitations agreed by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of each of the Merger Agreement and Cooperation Agreement, as applicable, and having been made for purposes of allocating risk among the parties rather than establishing matters of fact. In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. As such, the representations and warranties in each of the Merger Agreement and Cooperation Agreement may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of each of the Merger Agreement and Cooperation Agreement, and unless required by applicable law, IAA undertakes no obligation to update such information.

Item 2.02	Results of Operations and Financial Condition.

On January 23, 2023, RBA and IAA issued a joint news release announcing the Amendment to the Merger Agreement and the Cooperation Agreement. Such press release also provided certain preliminary unaudited financial expectations for IAA’s fiscal year ended January 1, 2023.

The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in any such filing.

Forward-Looking Statements

This report contains information relating to a proposed business combination transaction between RBA and IAA. This report includes forward-looking information within the meaning of Canadian securities legislation and forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act (collectively, “forward-looking statements”). Forward-looking statements may include statements relating to future events and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected or estimated amount, achievability, sources, impact and timing of cost synergies and revenue, growth, operational enhancement, expansion and other value creation opportunities from the proposed transaction, the expected debt, de-leveraging and capital allocation of the combined company, the anticipated closing date for the proposed transaction, other aspects of RBA’s or IAA’s respective businesses, operations, financial condition or operating results and other statements that are not historical facts. There can be no assurance that the proposed transaction will in fact be consummated. These forward-looking statements generally can be identified by phrases such as “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “goal,” “projects,” “contemplates,” “believes,” “predicts,” “potential,” “continue,” “foresees,” “forecasts,” “estimates,” “opportunity” or other words or phrases of similar import.

It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of RBA Common Shares or IAA Common Stock. Therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. While RBA’s and IAA’s management believe the assumptions underlying the forward-looking statements are reasonable, these forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the possibility that shareholders of RBA may not approve the issuance of new RBA Common Shares in the transaction or that stockholders of IAA may not approve the adoption of the Merger Agreement; the risk that a condition to closing of the proposed transaction may not be satisfied (or waived), that either party may terminate the Merger Agreement or that the closing of the proposed transaction might be delayed or not occur at all; the anticipated tax treatment of the proposed transaction; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; the diversion of management time on transaction-related issues; the response of competitors to the proposed transaction; the ultimate difficulty, timing, cost and results of integrating the operations of RBA and IAA; the effects of the business combination of RBA and IAA, including the combined company’s future financial condition, results of operations, strategy and plans; the failure (or delay) to receive the required regulatory approval of the transaction; the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the proposed transaction; the effect of the announcement, pendency or consummation of the proposed transaction on the trading price of RBA Common Shares or IAA Common Stock; the ability of RBA and/or IAA to retain and hire key personnel and employees; the significant costs associated with the proposed transaction; the outcome of any legal proceedings that could be instituted against RBA, IAA and/or others relating to the proposed transaction; restrictions during the pendency of the proposed transaction that may impact the ability of RBA and/or IAA to pursue non-ordinary course transactions, including certain business opportunities or strategic transactions; the ability of the combined company to realize anticipated synergies in the amount, manner or timeframe expected or at all; the failure of the combined company to realize potential revenue, growth, operational enhancement, expansion or other value creation opportunities from the sources or in the amount, manner or timeframe expected or at all; the failure of the trading multiple of the combined company to normalize or re-rate and other fluctuations in such trading multiple; changes in capital markets and the ability of the combined company to finance operations in the manner expected or to de-lever in the timeframe expected; the failure of RBA or the combined company to meet financial and/or key performance indicator targets; any legal impediment to the payment of the special dividend by RBA, including the consent of the Toronto Stock Exchange to the dividend record date; legislative, regulatory and economic developments affecting the business of RBA and IAA; general economic and market developments and conditions; the evolving legal, regulatory and tax regimes under which RBA and IAA operate; unpredictability and severity of catastrophic events, including, but not limited to, pandemics, acts of terrorism or outbreak of war or hostilities, as well as RBA’s or IAA’s response to any of the aforementioned factors. These risks, as well as other risks related to the proposed transaction, are included in the registration statement on Form S-4 and joint proxy statement/prospectus filed with the SEC and applicable Canadian securities regulatory authorities in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.

For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to RBA’s and IAA’s respective periodic reports and other filings with the SEC and/or applicable Canadian securities regulatory authorities, including the risk factors identified in RBA’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K and IAA’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. The forward-looking statements included in this report are made only as of the date hereof. Neither RBA nor IAA undertakes any obligation to update any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

No Offer or Solicitation

This report is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Important Additional Information and Where to Find It

In connection with the proposed transaction, RBA filed with the SEC and applicable Canadian securities regulatory authorities a registration statement on Form S-4 to register the RBA Common Shares to be issued in connection with the proposed transaction on December 14, 2022. The registration statement includes a joint proxy statement/prospectus which will be sent to the shareholders of RBA and the stockholders of IAA seeking their approval of their respective transaction-related proposals. Each of RBA and IAA may also file other relevant documents with the SEC and/or applicable Canadian securities regulatory authorities regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that RBA or IAA may file with the SEC and/or applicable Canadian securities regulatory authorities. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC AND APPLICABLE CANADIAN SECURITIES REGULATORY AUTHORITIES IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT RBA, IAA AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents (when they are available) free of charge through the website maintained by the SEC at www.sec.gov, SEDAR at www.sedar.com or from RBA at its website, investor.ritchiebros.com, or from IAA at its website, investors.iaai.com. Documents filed with the SEC and applicable Canadian securities regulatory authorities by RBA (when they are available) will be available free of charge by accessing RBA’s website at investor.ritchiebros.com under the heading Financials/SEC Filings, or, alternatively, by directing a request by telephone or mail to RBA at 9500 Glenlyon Parkway, Burnaby, BC, V5J 0C6, Canada, and documents filed with the SEC by IAA (when they are available) will be available free of charge by accessing IAA’s website at investors.iaai.com or by contacting IAA’s Investor Relations at investors@iaai.com.

Participants in the Solicitation

RBA and IAA and certain of their respective directors and executive officers and other members of management and employees, and Jeffrey C. Smith may be deemed to be participants in the solicitation of proxies from the stockholders of RBA and IAA in respect of the proposed transaction under the rules of the SEC. Information about RBA’s directors and executive officers is available in RBA’s definitive proxy statement on Schedule 14A for its 2022 Annual Meeting of Shareholders, which was filed with the SEC and applicable Canadian securities regulatory authorities on March 15, 2022, and certain of its Current Reports on Form 8-K. Information about IAA’s directors and executive officers is available in IAA’s definitive proxy statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on May 2, 2022, and certain of its Current Reports on Form 8-K. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, including information with respect to Mr. Smith, are contained or will be contained in the joint proxy statement/prospectus and other relevant materials filed or to be filed with the SEC and applicable Canadian securities regulatory authorities regarding the proposed transaction when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from RBA or IAA free of charge using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Amendment to the Agreement and Plan of Merger and Reorganization, dated January 22, 2023, by and among Ritchie Bros. Auctioneers Incorporated, Ritchie Bros. Holdings Inc., Impala Merger Sub I, LLC, Impala Merger Sub II, LLC, and IAA, Inc.

10.1	Cooperation Agreement, dated as of January 22, 2023, by and among IAA, Inc. and the affiliates of Ancora Investors, LLC party thereto

99.1+	Joint news release, dated January 23, 2023, issued by Ritchie Bros. Auctioneers Incorporated and IAA, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAA, INC.

Dated: January 23, 2023

	By:	/s/ Susan Healy
Susan Healy
Executive Vice President, Chief Financial Officer (Principal Financial Officer)